                                                                  EXHIBIT 99.04

                              HOMESTORE.COM, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                             FINANCIAL INFORMATION

                                   Overview

   On February 4, 1999, NetSelect, Inc. ("NSI") was merged with and into Homestore.com, Inc. ("Company" or "Homestore") in a non-substantive share exchange, which was provided for in the agreements governing the formation and operation of RealSelect, Inc. ("RealSelect"), the operating company. The share exchange lacked substance since both the Company and NSI were shell companies for their respective investments in RealSelect, and because the respective underlying ownership interests of the individual investors were unaffected. Accordingly, the non-substantive share exchange was accounted for at historical cost. The share exchange between the Company and NSI is referred to herein as the "Reorganization". This Reorganization was completed solely to simplify the Company's legal structure prior to its initial public offering.

   In March 1998, NSI acquired The Enterprise of America, Ltd. (the "Enterprise") for 525,000 shares of common stock with an estimated fair value of $525,000, a $2.2 million note payable, and $705,000 in cash and other acquisition related expenses. The acquisition has been accounted for as a purchase. The acquisition cost has been allocated to the assets acquired and liabilities assumed based on estimates of their respective fair values. The excess of purchase consideration over net tangible assets acquired of $3.9 million has been allocated to goodwill and is being amortized on a straight-line basis over five years.

   In July 1998, NSI acquired MultiSearch Solutions, Inc. ("MultiSearch") for convertible preferred stock equivalent to 1,625,000 shares of common stock with an estimated fair value of approximately $4.8 million, a $3.6 million note payable, and $875,000 in cash and other acquisition related expenses. The acquisition has been accounted for as a purchase. The acquisition cost has been allocated to the assets acquired and liabilities assumed based on estimates of their respective fair values. The excess of purchase consideration over net tangible assets acquired of $9.4 million has been allocated to goodwill and is being amortized on a straight-line basis over five years.

   In June 1999, the Company acquired SpringStreet, Inc. ("SpringStreet") for common stock and convertible preferred stock equivalent to an aggregate of 5,309,058 shares of common stock. The aggregate acquisition cost of $51.7 million was based on terms and preferences of the shares issued in the transaction relative to the value received by the Company in the April 1999 Series G preferred stock financing. The acquisition has been accounted for as a purchase. The acquisition cost has been allocated to the assets acquired and liabilities assumed based on estimates of their respective fair values. The excess of purchase consideration over net tangible assets acquired of $42.2 million has been allocated to goodwill and is being amortized on a straight-line basis over five years.

   In October 1999, the Company acquired Homebuyer's Fair, Inc. and FAS-Hotline, Inc. (collectively referred to as "Homefair" or "Homefair Group") for $35.0 million in cash, a $37.5 million note payable and 250,000 shares of common stock for a total aggregate purchase price of $83.7 million. The acquisition has been accounted for as a purchase. The acquisition cost has been allocated to the assets acquired and liabilities assumed based on estimates of their respective fair values. The excess of purchase consideration over net tangible assets acquired of $83.3 million has been allocated to goodwill and is being amortized on a straight-line basis over five years.

   Homestore's unaudited pro forma condensed combined consolidated balance sheet as of September 30, 1999 gives effect to the acquisition of the Homefair Group as if it had occurred on September 30, 1999, by combining the balance sheet of Homefair as of September 30, 1999 with the Company's balance sheet as of the same date.

   Homestore's unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the acquisition of the Homefair Group as if it had occurred on January 1, 1998.

   Homestore's unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the Reorganization and the acquisitions of The Enterprise, MultiSearch, and SpringStreet as if they had occurred on January 1, 1998.

   Homefair Group's unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the acquisitions of National School Reporting Services, Inc., FAS-Hotline, Inc. and The Center For Mobility Resources, Inc. as if they had occurred on January 1, 1998. See page 10 for a further description of Homefair Group's pro forma presentation.

   The unaudited pro forma statements of operations are not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of January 1, 1998 and should not be construed as being representative of future operating results.

   The audited historical financial statements of the Company, NSI, The Enterprise, MultiSearch and SpringStreet are included in the Company's prospectus dated August 4, 1999, relating to the Company's initial public offering ("IPO"). The audited historical financial statements of The Homebuyer's Fair, Inc., FAS-Hotline, Inc. and The Center For Mobility Resources, Inc. and National School Services, Inc. are included in this Form 8-K/A. The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with those financial statements and related notes.

                              HOMESTORE.COM, INC.

        UNAUDITED PROFORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                 (in thousands)

                                   Homestore  Homefair  Adjustments    Pro Forma
                                   ---------  --------  -----------    ---------
              Assets
Current assets:
  Cash and cash equivalents....... $ 144,304  $ 1,199    $(35,000)(1)  $ 110,503
  Accounts receivable, net........    10,320    1,208        (255)(2)     11,273
  Current portion of prepaid dis-
   tribution expense..............    10,461                              10,461
  Deferred royalties..............     3,074                               3,074
  Other current assets............     2,584      272         (89)(3)      2,767
                                   ---------  -------    --------      ---------
Total current assets..............   170,743    2,679     (35,344)       138,078
Prepaid distribution expense......     5,577                               5,577
Property and equipment, net.......     5,167      544                      5,711
Intangible assets, net............    58,521   10,026     (10,026)(4)    141,795
                                                           83,274 (5)
Other assets......................       322                                 322
                                   ---------  -------    --------      ---------
    Total assets.................. $ 240,330  $13,249    $ 37,904      $ 291,483
                                   =========  =======    ========      =========

  Liabilities and Stockholders'
              Equity

Current liabilities:
  Accounts payable................ $   6,228  $   259    $   (255)(2)  $   6,232
  Accrued liabilities.............    19,211      142                     19,353
  Deferred revenue................    13,260                              13,260
  Current portion of note pay-
   able...........................     1,797       12      37,500 (1)     39,309
  Other current liabilities.......              1,398         800 (6)      2,198
                                   ---------  -------    --------      ---------
Total current liabilities.........    40,496    1,811      38,045         80,352
Notes payable.....................     1,333       25                      1,358
Other non-current liabilities.....                 22                         22
                                   ---------  -------    --------      ---------
                                      41,829    1,858      38,045         81,732
                                   ---------  -------    --------      ---------

Stockholders' equity:
  Common stock....................        69                                  69
  Additional paid-in capital......   396,448   12,300     (12,300)(7)    407,698
                                                           11,250 (1)
  Treasury stock..................   (13,676)                            (13,676)
  Notes receivable from stockhold-
   ers............................   (12,965)                            (12,965)
  Deferred stock compensation.....   (45,657)                            (45,657)
  Accumulated deficit.............  (125,718)    (909)        909 (7)   (125,718)
                                   ---------  -------    --------      ---------
    Total stockholders' equity....   198,501   11,391        (141)       209,751
                                   ---------  -------    --------      ---------
    Total liabilities and
     stockholders' equity......... $ 240,330  $13,249    $ 37,904      $ 291,483
                                   =========  =======    ========      =========

 See accompanying Notes to Unaudited Pro Forma Condensed Combined Consolidated
                             Financial Information.

                              HOMESTORE.COM, INC.

  UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (in thousands, except per share amounts)

                           Pro Forma   Pr o Forma                Pro Forma
                          Homestore(1) Homefair(2) Adjustments   Combined
                          ------------ ----------- -----------   ---------
Revenues.................   $ 39,990     $5,467         (151)(2) $  45,306
Cost of revenues.........     15,480        736                     16,216
                            --------     ------      -------     ---------
Gross profit.............     24,510      4,731         (151)       29,090
                            --------     ------      -------     ---------
Operating expenses:
  Sales and marketing
   (includes $3,421 in
   non-cash charges for
   Homestore)............     57,756      1,788         (151)(2)    59,393
  Product development....      4,630        395                      5,025
  General and
   administrative........     18,422      1,155                     19,577
  Amortization of
   intangible assets.....      8,711      1,810       (1,810)(4)    21,202
                                                      12,491 (8)
  Stock-based
   compensation..........     12,102                                12,102
  Litigation settlement..      8,406                                 8,406
                            --------     ------      -------     ---------
Total operating
 expenses................    110,027      5,148       10,530       125,705
                            --------     ------      -------     ---------
Loss from operations.....    (85,517)      (417)     (10,681)      (96,615)
Other income (expense),
 net.....................      1,313        (89)      (4,634)(9)    (3,410)
                            --------     ------      -------     ---------
Net loss.................   $(84,204)    $ (506)     (15,315)    $(100,025)
                            ========     ======      =======     =========
Basic and diluted net
 loss per share..........   $  (1.41)                            $   (1.67)
                            ========                             =========
Shares used to calculate
 basic and diluted net
 loss per share..........     59,664                                59,914 (10)
                            ========                             =========

--------
(1) See page 7 for a full disclosure of Homestore's unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999.

(2) See page 11 for a full disclosure of Homefair's unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999.


   See accompanying Notes Unaudited Pro Forma Condensed Combined Consolidated
                             Financial Information.

                              HOMESTORE.COM, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                   (in thousands, except per share amounts)

                            Pro Forma    Pro Forma                Pro Forma
                           Homestore(1) Homefair(2) Adjustments   Combined
                           ------------ ----------- -----------   ---------
Revenues.................    $ 19,125     $ 3,998                 $  23,123
Cost of revenues.........       9,530         603                    10,133
                             --------     -------     -------     ---------
Gross profit.............       9,595       3,395                    12,990
                             --------     -------     -------     ---------
Operating expenses:
  Sales and marketing....      32,787       1,773                    34,560
  Product development....       5,252         333                     5,585
  General and
   administrative........       9,241       2,367                    11,608
  Amortization of
   intangible assets.....      11,242       2,415      (2,415)(4)    27,897
                                                       16,655 (8)
  Stock-based
   compensation..........      20,455                                20,455
                             --------     -------     -------     ---------
Total operating
 expenses................      78,977       6,888      14,240       100,105
                             --------     -------     -------     ---------
Loss from operations.....     (69,382)     (3,493)    (14,240)      (87,115)
Other income (expense),
 net.....................         340        (252)     (6,178)(9)    (6,090)
                             --------     -------     -------     ---------
Net loss.................     (69,042)     (3,745)    (20,418)      (93,205)
Repurchase of convertible
 preferred stock.........      (7,727)                               (7,727)
                             --------     -------     -------     ---------
Net loss applicable to
 common stockholders.....    $(76,769)    $(3,745)    (20,418)    $(100,932)
                             ========     =======     =======     =========
Basic and diluted net
 loss per share
 applicable to common
 stockholders ...........    $  (1.79)                            $   (2.33)
                             ========                             =========
Shares used to calculate
 basic and diluted net
 loss per share
 applicable to common
 stockholders............      43,001                                43,251(10)
                             ========                             =========

--------
(1) See pages 8 for a full disclosure of Homestore's unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998.

(2) See pages 12 for a full disclosure of Homestore's unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998.


 See accompanying Notes to Unaudited Pro Forma Condensed Combined Consolidated
                            Financial Information.

                              HOMESTORE.COM, INC.

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                             FINANCIAL INFORMATION

   Pro forma adjustments reflect the following in the unaudited pro forma condensed combined consolidated balance sheet and statements of operations:

(1) Issuance of 250,000 shares of common stock, $35 million in cash and a $37.5 million note payable

(2) Elimination of intercompany accounts receivable, accounts payable, revenues and expenses

(3)  Valuation allowance related to Homefair's deferred tax assets

(4)  Elimination of Homefair's intangible assets and related amortization

(5) Preliminary allocation of the excess purchase consideration over the fair value of net tangible assets acquired

(6)  Estimated acquisition costs

(7) Elimination of Homefair's stockholders' equity, including additional paid-in capital

(8)  Amortization of goodwill

(9) Reduction in interest income related to cash paid as part of the purchase price, net of an increase in interest expense related to interest on the note issued in connection with the acquisition

(10) Additional weighted average shares used in the calculation of pro forma basic and diluted net loss per share applicable to common stockholders reflect the issuance of 250,000 shares of common stock as part of the Homefair purchase consideration as if they been issued on January 1, 1998

                              HOMESTORE.COM, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (in thousands, except per share amounts)

                                                           Pro Forma                               Pro
                         Homestore    NSI    Adjustments   Homestore  SpringStreet Adjustments    Forma
                         ---------  -------  -----------   ---------  ------------ -----------   --------
Revenues................ $ 35,211   $ 2,433    $   --      $ 37,644     $  2,346     $    --     $ 39,990
Cost of revenues........   13,007       798                  13,805        1,675                   15,480
                         --------   -------    ------      --------     --------     -------     --------
Gross profit............   22,204     1,635        --        23,839          671          --       24,510
                         --------   -------    ------      --------     --------     -------     --------
Operating expenses:
  Sales and marketing
   (includes $3,421 in
   non-cash charges for
   Homestore)...........   48,186     4,064                  52,250        5,506                   57,756
  Product development...    3,322       174                   3,496        1,134                    4,630
  General and
   administrative.......   12,953     1,053                  14,006        4,416                   18,422
  Amortization of
   intangible assets....    4,313       261                   4,574                    4,137 (1)    8,711
  Stock-based
   compensation.........    9,290       569                   9,859        2,243                   12,102
  Litigation
   settlement...........    8,406                             8,406                                 8,406
                         --------   -------    ------      --------     --------     -------     --------
Total operating
 expenses...............   86,470     6,121                  92,591       13,299       4,137      110,027
                         --------   -------    ------      --------     --------     -------     --------
Loss from operations....  (64,266)   (4,486)                (68,752)     (12,628)     (4,137)     (85,517)
Other income (expense),
 net....................    1,274        (5)                  1,269           44                    1,313
                         --------   -------    ------      --------     --------     -------     --------
Net loss................  (62,992)   (4,491)                (67,483)     (12,584)     (4,137)     (84,204)
Accretion of redemption
 value and dividends on
 convertible-preferred
 stock..................  (1,846)      (207)    2,053 (2)
                         --------   -------    ------      --------     --------     -------     --------
Net loss applicable to
 common stockholders.... $(64,838)  $(4,698)   $2,053      $(67,483)    $(12,584)    $(4,137)    $(84,204)
                         ========   =======    ======      ========     ========     =======     ========
Historical basic and
 diluted net loss per
 share applicable to
 common stockholders.... $ (2.06)
                         ========
Shares used in the
 calculation of
 historical basic and
 diluted net loss per
 share applicable to
 common stockholders....   31,421
                         ========
Pro forma basic and
 diluted net loss per
 share applicable to
 common stockholders....                                                                         $  (1.41)
                                                                                                 ========
Shares used in the
 calculation of pro
 forma basic and diluted
 net loss per share
 applicable to common
 stockholders...........                                                                           59,664 (3)
                                                                                                 ========

 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                  Information.

                              HOMESTORE.COM, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998
                    (in thousands, except per share amounts)

                                                Adjust-    Pro Forma                                      Adjust-       Pro
                            Homestore   NSI      ments     Homestore  Enterprise MultiSearch SpringStreet  ments       Forma
                            --------- --------  -------    ---------  ---------- ----------- ------------ -------     --------
Revenues...............      $   --   $ 15,003  $  --      $ 15,003      $969      $2,054      $ 1,099    $   --      $ 19,125
Cost of revenues.......                  7,338                7,338       524         947          721                   9,530
                             -------  --------  ------     --------      ----      ------      -------    -------     --------
Gross profit...........          --      7,665     --         7,665       445       1,107          378        --         9,595
                             -------  --------  ------     --------      ----      ------      -------    -------     --------
Operating expenses:
 Sales and marketing...                 25,560               25,560       174         544        6,509                  32,787
 Product development...                  4,139                4,139                    24        1,089                   5,252
 General and
  administrative.......            3     6,929                6,932       274         457        1,578                   9,241
 Amortization of
  intangible assets....                  1,893                1,893                                         9,349 (1)   11,242
 Stock-based
  compensation.........                 20,455               20,455                                                     20,455
                             -------  --------  ------     --------      ----      ------      -------    -------     --------
Total operating expenses..         3    58,976               58,979       448       1,025        9,176      9,349       78,977
                             -------  --------  ------     --------      ----      ------      -------    -------     --------
Loss from operations...           (3)  (51,311)             (51,314)       (3)         82       (8,798)    (9,349)     (69,382)
Other income (expense),
 net...................                    343                  343       (32)        (24)         207       (154)(4)      340
                             -------  --------  ------     --------      ----      ------      -------    -------     --------
Net loss...............           (3)  (50,968)             (50,971)      (35)         58       (8,591)    (9,503)     (69,042)
Accretion of redemption
 value and dividends on
 convertible preferred
 stock.................                 (1,659)  1,659(2)       --                                                         --
Repurchase of
 convertible preferred
 stock.................                 (7,727)              (7,727)                                                    (7,727)
                             -------  --------  ------     --------      ----      ------      -------    -------     --------
Net loss applicable to
 common stockholders...      $    (3) $(60,354) $1,659     $(58,698)     $(35)     $   58      $(8,591)   $(9,503)    $(76,769)
                             =======  ========  ======     ========      ====      ======      =======    =======     ========
Historical basic and
 diluted net loss per
 share applicable to
 common stockholders...      $   --
                             =======
Shares used in the
 calculation of
 historical basic and
 diluted net loss per
 share applicable to
 common stockholders...        9,173
                             =======
Pro forma basic and
 diluted net loss per
 share applicable to
 common stockholders...                                                                                               $  (1.79)
                                                                                                                      ========
Shares used in the
 calculation of pro
 forma basic and
 diluted net loss per
 share applicable to
 common stockholders...                                                                                                 43,001 (3)
                                                                                                                      ========


 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                  Information.

                              HOMESTORE.COM, INC.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED FINANCIAL INFORMATION

   Pro forma adjustments reflect the following in the unaudited pro forma condensed consolidated statements of operations:

(1) Amortization of goodwill in connection with the following acquisitions:

                                                  Nine months ended  Year ended
                                                    September 30,   December 31,
                                                        1999            1998
                                                  ----------------- ------------
     Enterprise..................................      $   --          $  188
     MultiSearch.................................          --             934
     SpringStreet................................       4,137           8,227

(2) Elimination of the accretion of redemption value and dividends on convertible preferred stock resulting from the assumed conversion of the Company's preferred stock into common stock in connection with the IPO.

(3) Additional weighted average shares used in the calculation of pro forma basic and diluted net loss per share applicable to common stockholders reflect the following, as if they been issued as of January 1, 1998, except for preferred stock that was not issued in connection with an acquisition. For this preferred stock, the weighted average shares reflect the preferred stock as if it had been issued as of January 1, 1998, or the date of issuance, if later:

                                                 Nine months ended  Year ended
                                                   September 30,   December 31,
                                                       1999            1998
                                                 ----------------- ------------
     Enterprise acquisition....................           --             525
     MultiSearch acquisition...................           --           1,625
     SpringStreet acquisition..................        4,587           4,587
     NSI Reorganization........................        2,080           5,823
     Conversion of preferred stock in connec-
      tion with IPO............................       17,659          17,351
     Conversion of NAR's RealSelect shares into
      Homestore.com shares.....................        3,917           3,917

(4) Reduction in interest income related to cash paid for The Enterprise and MultiSearch acquisitions, net of an increase in interest expense related to interest imputed on the non-interest bearing notes issued in connection with the acquisitions of The Enterprise ($39,000) and MultiSearch ($97,000) from January 1, 1998 to the respective acquisition dates. The notes have been discounted at a discount rate of 10%.

                                HOMEFAIR GROUP

   UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

                                   Overview

   On September 9, 1998, Homefair acquired National School Reporting Services, Inc. ("NSRS") for $6.0 million in cash and other acquisition related expenses. The acquisition was accounted for as a purchase. The acquisition cost has been allocated to the assets acquired and liabilities assumed based on their respective fair values. The excess of purchase consideration over net tangible assets acquired of $7.2 million is being amortized on a straight-line basis over 5 years.

   On April 1, 1999, Homefair acquired FAS-Hotline, Inc. and The Center For Mobility Resources, Inc. (collectively referred to as "FAS") for $4.0 million in cash and 225 shares of common stock, with an estimated fair value of $1.3 million, and other acquisition related expenses. The acquisition was accounted for as a purchase. The acquisition cost has been allocated to the assets acquired and liabilities assumed based on their respective fair values. The excess of purchase consideration over net tangible assets acquired of $4.9 million is being amortized on a straight-line basis over 5 years.

   On October 31, 1999, Homestore acquired of all Homefair's outstanding shares of common stock, at which time Homefair became a wholly-owned subsidiary of Homestore.

   Homefair Group's unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the acquisitions of NSRS and FAS as if they had occurred on January 1, 1998.

   The unaudited pro forma condensed combined consolidated statements of operations are not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of January 1, 1998 and should not be construed as being representative of future operating results.

   The audited historical financial statements of Homebuyer's Fair, Inc., NSRS and FAS are included elsewhere in this Form 8-K/A. The unaudited pro forma condensed combined consolidated financial information presented herein should be read in conjunction with those financial statements and related notes.

                                 HOMEFAIR GROUP

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (in thousands, except per share amounts)

                                               Pro Forma
                                Homefair FAS   Homefair  Adjustments  Pro Forma
                                -------- ----  --------- -----------  ---------
Revenues.......................  $5,087  $380   $5,467      $  --      $5,467
Cost of revenues...............     716    20      736                    736
                                 ------  ----   ------      -----      ------
Gross profit...................   4,371   360    4,731         --       4,731
                                 ------  ----   ------      -----      ------
Operating expenses:
  Sales and marketing..........   1,600   188    1,788                  1,788
  Product development..........     291   104      395                    395
  General and administrative...   1,016   139    1,155                  1,155
  Amortization of intangible
   assets......................   1,567          1,567        243 (1)   1,810
                                 ------  ----   ------      -----      ------
Total operating expenses.......   4,474   431    4,905        243       5,148
                                 ------  ----   ------      -----      ------
Loss from operations...........    (103)  (71)    (174)      (243)       (417)
Other expense, net.............    (606)          (606)       (60)(2)     (89)
                                                              577 (5)
                                 ------  ----   ------      -----      ------
Net loss.......................  $ (709) $(71)  $ (780)     $ 274      $ (506)
                                 ======  ====   ======      =====      ======



 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
                                  Information.

                                 HOMEFAIR GROUP

  UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998
                    (in thousands, except per share amounts)

                                                   Pro Forma
                         Homefair  FAS     NSRS    Homefair  Adjustments   Pro Forma
                         -------- ------  -------  --------- -----------   ---------
Revenues................  $2,072  $1,311  $   615   $ 3,998    $    --      $ 3,998
Cost of revenues........     261     189      153       603                     603
                          ------  ------  -------   -------    -------      -------
Gross profit............   1,811   1,122      462     3,395         --        3,395
                          ------  ------  -------   -------    -------      -------
Operating expenses:
  Sales and marketing...     528     610      635     1,773                   1,773
  Product development...     133      27      173       333                     333
  General and
   administrative.......     736     599    1,567     2,902       (535)(3)    2,367
  Amortization of
   intangible assets....     480                        480      1,935 (1)    2,415
                          ------  ------  -------   -------    -------      -------
  Total operating ex-
   penses...............   1,877   1,236    2,375     5,488      1,400        6,888
                          ------  ------  -------   -------    -------      -------
Loss from operations....     (66)   (114)  (1,913)   (2,093)    (1,400)      (3,493)
Other expense, net......    (165)             (10)     (175)      (240)(2)     (252)
                                                                   163 (5)
                          ------  ------  -------   -------    -------      -------
Net loss................    (231)   (114)  (1,923)   (2,268)    (1,477)      (3,745)
Accrued dividends on
 convertible preferred
 stock..................                     (127)     (127)       127 (4)
                          ------  ------  -------   -------    -------      -------
Net loss applicable to
 common stockholders....  $ (231) $ (114) $(2,050)  $(2,395)   $(1,350)     $(3,745)
                          ======  ======  =======   =======    =======      =======


 See accompanying Notes to Unaudited Pro Forma Condensed Combined Consolidated
                             Financial Information.

                                 HOMEFAIR GROUP

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

                      CONSOLIDATED STATEMENT OF OPERATIONS

   Pro forma adjustments reflect the following in the unaudited pro forma condensed consolidated statements of operations:

(1) Amortization of goodwill in connection with the following acquisitions:

                                                  Nine months ended  Year ended
                                                    September 30,   December 31,
                                                        1999            1998
                                                  ----------------- ------------
     FAS.........................................       $243            $975
     NSRS........................................         --             960

(2) Reduction in interest income due to cash paid for FAS and NSRS

(3) Elimination of NSRS's stock-based compensation

(4) Elimination of NSRS's accrued dividends on redeemable convertible preferred stock

(5) Elimination of Homefair's income tax expense